UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VERIS RESIDENTIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! VERIS RESIDENTIAL, INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET You invested in VERIS RESIDENTIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023. Vote Virtually at the Meeting* June 14, 2023 10:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/VRE2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02853-P88374 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. VERIS RESIDENTIAL, INC. HARBORSIDE 3 210 HUDSON STREET, SUITE 400 JERSEY CITY, NJ 07311

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V02854-P88374 01) Frederic Cumenal 02) Ronald M. Dickerman 03) Tammy K. Jones 04) A. Akiva Katz 05) Nori Gerardo Lietz 06) Victor MacFarlane 07) Mahbod Nia 08) Howard S. Stern 09) Stephanie L. Williams 1. To elect nine persons to the Board of Directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. Nominees: 2. To adopt, on an advisory basis, a resolution approving the compensation of our named executive officers. 3. To adopt, on an advisory basis, a resolution relating to the frequency of the stockholder vote on the compensation of our named executive officers. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. 5. To approve amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors. For For For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1 Year For